                                                                    Exhibit 10.8
                                                                    ------------

                  AMENDED AND RESTATED COLLATERAL ASSIGNMENT
                  ------------------------------------------
                                      OF
                                      --
                             PARTNERSHIP INTEREST
                             --------------------

     This COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST (this "Assignment"), dated as of June 29, 2001, from National Restaurant Enterprises, Inc. (the "Assignor") in favor of Fleet National Bank (f/k/a BankBoston, N.A., the "Assignee"), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks"), which are or may become parties to the Credit Agreement dated as of the date hereof (as hereinafter defined).

     WHEREAS, The Assignor, AmeriKing, Inc. ("AmeriKing"), the Agent and the Banks entered into a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Revolver Credit Agreement"), pursuant to which the Banks, subject to the terms and conditions contained therein, provided certain financial accommodations to the Assignor; and

     WHEREAS, the Assignor, AmeriKing, the Agent and the Banks entered into an Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Acquisition Credit Agreement," and collectively with the Revolver Credit Agreement, the "Existing Credit Agreements"), pursuant to which the Banks, subject to the terms and conditions contained therein, provided certain financial accommodations to the Assignor; and

     WHEREAS, the parties to the Existing Credit Agreements and National Restaurant Enterprises Holdings, Inc. ("Holdings") have agreed to consolidate, amend and restate the Existing Credit Agreements in their entirety by entering into the Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof, among the Assignor, AmeriKing, Holdings, the Agent and the Banks (as amended and in effect from time to time, the "Credit Agreement"); and

     WHEREAS, the Assignor is the legal and beneficial owner of a limited partnership interest in AmeriKing Indiana, L.P., a Delaware limited partnership (the "Partnership"); and

     WHEREAS, in connection with the Existing Credit Agreements, the Assignor and the Agent executed a Collateral Assignment of Partnership Interest dated as of December 24, 1998 (as amended and in effect from time to time, the "Existing Partnership Assignment Agreement"); and

     WHEREAS, it is a condition precedent to the Agent and the Banks making loans or otherwise extending credit to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Agent, for the benefit of the Banks and the Agent, an amended and restated collateral assignment of partnership interest in substantially the form hereof; and

     WHEREAS, each of the Assignor and the Agent wishes to amend and restate in its entirety the Existing Partnership Assignment Agreement for the benefit of the Agent and the Banks as herein provided, which shall amend and restate in its entirety the Existing Partnership Assignment Agreement, and the Existing Partnership Assignment Agreement shall remain in full force and effect only as set forth herein; and

     WHEREAS, the Assignor is expected to receive substantial direct and indirect benefits from the making of loans and other extensions of credit to the Assignor by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged); and

     WHEREAS, the Assignor has executed a Security Agreement as of the date hereof between the Assignor and the Agent (the "Security Agreement"); and

     WHEREAS, the Assignor wishes to pledge its limited interest in the Partnership in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               1.  DEFINITIONS.
                                   -----------

     All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein. The following terms shall have the following meanings herein:

     Acquisition Credit Agreement.  See preamble.
     ----------------------------

     Assignee, Assignor.  See preamble.
     ------------------

     Assigned Interests.  See (S)2.1 hereof.
     ------------------

     Cash Collateral.  See (S)4.2.
     ---------------

     Cash Collateral Account.  See (S)4.2.
     -----------------------

     Collateral.  The Assigned Interests and all other property now or hereafter
     ----------
pledged or assigned to the Assignee by the Assignor hereunder, and all income therefrom, increases therein and proceeds thereof.

     Credit Agreement.  See preamble.
     ----------------

     Event of Default.  See (S)5.
     ----------------

     Existing Credit Agreements.  See preamble.
     --------------------------

     General Partner.  As defined in the Partnership Agreement.
     ---------------

     Guaranty.  See preamble.
     --------

     Partnership.  See preamble.
     -----------

     Partnership Agreement.  The Agreement of Limited Partnership dated as of
     ---------------------
January 22, 1998, as amended, modified, supplemented or restated from time to time.

     Revolver Credit Agreement.  See preamble.
     -------------------------

     Security Agreement.  See preamble.
     ------------------

     Time Deposits.  See (S)4.2.
     -------------

                                2.  ASSIGNMENT.
                                    ----------

     2.1.  Grant of Security Interest. The Assignor hereby pledges, grants a
           --------------------------
security interest in, mortgages, and collaterally assigns and transfers to the Assignee, as security for the payment and performance in full when due of all of the Obligations, all the right, title and interest of the Assignor in and to the Assignor's limited partnership interest in the Partnership, wherever located and whether now owned or hereafter acquired or arising, including, without limitation, (a) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to the Assignor on account of its interest as a limited partner in the Partnership or in the nature of a management, investment banking or other fee paid or payable by the Partnership to the Assignor, (b) all of the Assignor's rights and interests as a limited partner under the Partnership Agreement, including all voting and management rights and all rights to grant or withhold consents or approvals, (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of the Partnership, (d) all other rights, interests, property or claims to which the Assignor may be entitled in its capacity as a limited partner of the Partnership, and (e) all proceeds and products of any of the foregoing (all of the foregoing rights, title and interest described in the foregoing clauses (a) through (e) being herein referred to collectively as the "Assigned Interests").

     2.2.  Pledge of Cash Collateral Accounts. The Assignor also hereby pledges
           ----------------------------------
and assigns to the Assignee a security interest in, the Cash Collateral Account and all of the Cash Collateral, subject to the terms of this Agreement.

     2.3.  Waiver of Certain Partnership Agreement Provisions.  The Assignor
           --------------------------------------------------
irrevocably waives any and all provisions of the Partnership Agreement that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any lien, security interest or encumbrance on any of the Collateral or any enforcement action which may be taken in respect of any such lien, security interest or encumbrance, or (b) otherwise conflict with the terms of this Assignment.

     2.4.  Limitations.  Notwithstanding the foregoing provisions of this (S)2,
           -----------
such grant of security interest shall not extend to, and the term "Collateral" shall not include, any general intangibles, including, without limitation, a partnership interest or right to a distribution by virtue of ownership of such partnership interest, which is now or hereafter held by the Assignor as partner in the Partnership, to the extent that (a) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the Partnership Agreement or other agreement applicable thereto) or would cause a default by the Assignor or the Partnership (but solely to the extent that any such restriction referred to in this clause (a) shall be enforceable under applicable law), without the consent of one or more of the other partners thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall
          --------  -------
extend to, and the term "Collateral" shall include, (i) any and all proceeds of such general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such other partner's or other applicable party's consent with respect to any such otherwise excluded general intangibles being obtained, thereafter such general intangibles as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and the term "Collateral".

               3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                   --------------------------------------------
                                   ASSIGNOR.
                                   --------

     3.1.  Representations and Warranties.  The Assignor hereby represents and
           ------------------------------
warrants to, Assignee as follows:

             (a) The Partnership is duly organized, validly existing, and in good standing under the laws of the State of Delaware and all other jurisdictions where the Partnership does business; the Partnership Agreement is in full force and effect; the Assignor is a duly constituted partner of the Partnership pursuant to the Partnership Agreement; the persons and entities listed as partners in the Partnership Agreement are the only partners of the Partnership; and the Assigned Interests are validly issued, non-assessable and, except as set forth in (S)3.1(g) hereof, fully paid partnership interests in the Partnership.

             (b) The Assignor has full right, power and authority to make this Assignment (including the provisions enabling the Assignee or its nominee, upon the occurrence of an Event of Default, to exercise the rights provided for herein), under the Partnership Agreement and under applicable law, without the consent, approval or authorization of, or notice to, any other person, including any regulatory authority or any person having any interest in the Partnership, other than any consents to this Assignment required to be given by the other partners under the Partnership Agreement, which consents, if any, have been duly received.

             (c) The execution, delivery, and performance of this Assignment and the transactions contemplated hereby (i) have been duly authorized by all necessary corporate proceedings on behalf of the Assignor, (ii) do not conflict with or result in any breach or contravention of any applicable law, regulation, judicial order or decree to which such Assignor is subject, (iii) do not conflict with or violate any provision of the corporate charter or bylaws of the Assignor, and (iv) do not violate, conflict with, constitute a default or event of default under, or result in any rights to accelerate or modify any obligations under any material agreement, instrument, lease, mortgage or indenture to which such Assignor is party or subject, or to which any of its assets are subject.

             (d) This Assignment has been duly executed and delivered by the Assignor and is the legal, valid, and binding obligation of the Assignor enforceable against it in accordance with the terms hereof except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any case or proceeding therefor may be brought.

             (e) The Assignor is the sole, direct, legal and beneficial owner of all Assigned Interests, which Assigned Interests constitute the Assignor's entire limited partnership interest in the Partnership (reflecting a 94% interest in the Partnership), and has good and marketable title thereto, free and clear of any lien, security interest, mortgage or other encumbrance, other than the liens and security interest granted to the Assignee hereunder or liens under the Securities Act of 1933, as amended; and the liens and security interests hereunder constitute valid and perfected first priority liens and security interests.

             (f) The Assignor's principal place of business, chief executive office, and the place where its records concerning the Collateral are kept is located at 2215 Enterprise Drive, Suite 1502, Westchester, IL 60154.

             (g) Except as otherwise provided in (S)6 of the Partnership Agreement, the Assignor has no obligation to make any contribution, capital call or other payment to the Partnership with respect to the Assigned Interests.

             (h) The copy of the Partnership Agreement attached hereto as Exhibit A is a true, correct, and complete copy thereof, and the
     ------- -
     Partnership Agreement has not been amended or modified in any respect, except for such amendments or modifications as are attached to the copy thereof delivered to the Assignee.

             (i) The partnership interest of the Assignor in the Partnership is not evidenced by any certificate issued by the Partnership.

     3.2.  Covenants.  The Assignor covenants to the Assignee as follows:
           ---------

            (a) The Assignor will not permit or agree to any amendment or modification of the Partnership Agreement (except for ministerial or other non-substantive amendments or modifications) as in effect on the date hereof (or other governing document with respect to the Assigned Interests), or waive any rights or benefits under the Partnership Agreement (or such other governing document), without the prior written consent of the Assignee.

            (b) Without the prior written consent of the Assignee, the Assignor will not sell, dispose of or assign, beneficially or of record, or grant, create, permit or suffer any lien or encumbrance on, any of the Assigned Interests except for (i) the collateral assignment and security interest provides herein and (ii) any sale or other disposition by Assignor which is expressly permitted by or provided for in the provisions of
     (S)9.5.2 of the Credit Agreement, or withdraw as a limited partner of the Partnership.

            (c) Without the prior written consent of the Assignee, the Assignor shall not cast any vote or give or grant any consent, waiver or ratification or take any other action which could reasonably be expected to
     (i) directly or indirectly authorize or permit the dissolution, liquidation or sale of the Partnership or the sale, lease, assignment, transfer or other disposition of any of the assets of the Partnership (except for personal property which is disposed of in the ordinary course of business and so long as no Event of Default has occurred and is continuing), whether by operation of law or otherwise, (ii) have the result of materially and adversely affecting any of the Assignee's rights under this Assignment or under any of the other Revolver Loan Documents, (iii) violate the terms of this Assignment or any of the other Revolver Loan Documents, (iv) have the effect of impairing the validity, perfection or priority of the security interest of the Assignee in any manner whatsoever, or (v) cause an Event of Default.

            (d) The Assignor will comply with all laws, regulations, judicial orders or decrees applicable to the Collateral or any portion thereof, and perform and observe its duties under the Partnership Agreement or other governing documents with respect to the Assigned Interests.

            (e) The Assignor will (i) keep and maintain at its own cost and expense at its principal place of business satisfactory and complete records of the Collateral including a record of all payments received and all other dealings of a material nature with the Collateral, and (ii) mark its books and records pertaining to the Collateral and its books and records kept in its jurisdiction of organization to evidence this Assignment and the liens and security interests granted hereby.

            (f) The Assignor will pay promptly when due any taxes, assessments, and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind except that no such charge need be paid if (i) the validity thereof is being diligently contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of the sale, forfeiture, or loss of any of the Collateral or any interest therein; and
     (iii) such charge is adequately reserved against in a manner reasonably acceptable to the Assignee.

            (g) The Assignor will advise the Assignee promptly, in reasonable detail, of (i) any lien, charge, claim or other encumbrance made or asserted against any of the Collateral; (ii) any adverse material change in the composition of the Collateral; (iii) the occurrence of any other event or condition which to its knowledge would have a material effect on the validity, perfection or priority of the liens and security interests granted hereunder; and (iv) any bankruptcy or litigation case or proceeding relating to any of the Collateral.

            (h) The Assignor will not (i) change its principal place of business or chief executive office or the location of the records concerning the Collateral without giving prior written notice to the Assignee and taking such actions as may be necessary or appropriate in the reasonable opinion of the Assignee duly to perfect and continue the perfection of the Assignee's first priority lien and security interest in the Collateral pursuant to the laws of any jurisdiction into which such place of business, chief executive office, or records is or are transferred, and (ii) change its name, identity, or organizational structure in any matter that might make any financing statement filed hereunder misleading or invalid unless the Assignor shall have notified the Assignee thereof and taken all such actions as may be necessary or appropriate in the reasonable opinion of the Assignee to make any financing statement filed in favor of the Assignee not misleading or invalid.

            (i) The Assignor shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and that of the Partnership, the power and authority of each of the Assignor and the Partnership to own its property and carry on its business, the qualification of each of the Assignor and the Partnership to do business in its jurisdiction of organization, and the qualification of each of the Assignor and the Partnership to do business in each other jurisdiction where such qualification is necessary except where the failure so to qualify would not have a material adverse effect on the rights and interests of the Assignee hereunder.

            (j) Within one hundred twenty (120) days after the end of each tax year, the Assignor shall furnish to the Assignee complete copies of the federal income tax returns of the Assignor and of the Partnership except where such returns have already been delivered to the Assignee pursuant to any of the Revolver Loan Documents.

                            4.  RIGHTS OF ASSIGNEE.
                                ------------------

     4.1.  Assignee Appointed Attorney-in-Fact.  The Assignor hereby irrevocably
           -----------------------------------
constitutes and appoints the Assignee, its successors and assigns, its true and lawful attorney-in-fact, with full power and authority and with full power of substitution, at the expense of the Assignor, either in the Assignee's own name or in the name of the Assignor, at any time and from time to time, in each case as the Assignee in its sole discretion may determine (i) to execute, deliver and file financing statements with respect hereof and to execute, deliver and file amendments to and continuations of such financing statements as the Assignee may deem necessary or appropriate, and (ii) upon the occurrence and during the continuance of an Event of Default:

     (A) to take any action and execute any instruments that such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof;

     (B) to ask, demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all sums or properties that may be or become due, payable, or distributable in respect of the Collateral or that constitute a part thereof, with full power to settle, adjust, or compromise any claim thereunder or therefor as fully as the Assignor could do;

     (C) to endorse or sign the name of the Assignor on all instruments given in payment or in part payment thereof and all documents of satisfaction, discharge, or receipt required or requested in connection therewith; and

     (D) to file or take any action or institute any case or proceeding that the Assignee may deem necessary or appropriate to collect or otherwise realize upon any or all of the Collateral, or effect a transfer thereof, or that may be necessary or appropriate to protect and preserve the right, title, and interest of the Assignee in and to the Collateral and the security intended to be afforded hereby.

     4.2.  Cash Collateral Account.  Unless applied by the Assignee to
           -----------------------
Obligations then due and payable, all sums of money that are paid to the Assignee pursuant to this Assignment shall be deposited into an interest bearing account with the Assignee or another financial institution selected by the Assignee in its sole discretion (the "Cash Collateral Account"). Some or all of
                                      ---- ---------- --------
the funds from time to time in the Cash Collateral Account may be invested in time deposits, including certificates of deposit issued by the Assignee or another financial institution selected by the Assignee in its sole discretion (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits") that are satisfactory to the Assignee
                      ---- --------
after consultation with the Assignor, provided that nothing contained herein
                                      --------
shall require the Assignor's consent to such Time Deposits, provided, in any such case, arrangements satisfactory to the Assignee are made to perfect, and to ensure the first priority of, its lien and security interest in such Time Deposits. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits, and any and all proceeds of any thereof are hereinafter referred to as the "Cash Collateral."
                                                   ---- ----------

     4.3.  Distributions, Conversion, Voting, etc. So long as no Event of
           --------------------------------------
Default shall have occurred and be continuing and to the extent permitted under the Credit Agreements, the Assignor shall be entitled to:

     (i) receive all cash and other distributions paid in respect of the Assigned Interests not authorized or made in violation of the Credit Agreement;

     (ii) exercise any management or voting rights relating to the Assigned Interests; and

     (iii) give consents, waivers, approvals, and ratifications in respect of the Assigned Interests.

All such rights of the Assignor to receive cash and other distributions shall cease if an Event of Default shall have occurred and be continuing, and in each such case the Assignor shall (A) at the request of the Assignee, issue appropriate instructions that any such distributions be paid directly to the Assignee or to such account as the Assignee may designate, and (B) hold in trust for the Assignee and immediately pay over to the Assignee any such distributions received by the Assignor. All such rights of the Assignor referred to in clauses (ii) and (iii) shall, at the Assignee's sole option, as evidenced by the Assignee's notifying the Assignor in writing of its exercise of such option, cease in case an Event of Default shall have occurred and be continuing.

     4.4.  No Assignment of Duties. This Assignment constitutes an assignment of
           -----------------------
the Assigned Interests and the other Collateral only and not an assignment of any duties or obligations of the Assignor with respect thereto, and by its acceptance hereof and whether or not the Assignee shall have exercised any of its rights or remedies hereunder, the Assignee does not undertake to perform or discharge, and shall not be responsible or liable for the performance or discharge of, any such duties or responsibilities, including, without limitation, for capital calls. The Assignor agrees that, notwithstanding the exercise by the Assignee of any of its rights hereunder, the Assignor shall remain liable for the full and prompt performance of all of the Assignor's obligations and liabilities under the Partnership Agreement. Under no circumstances shall the Assignee or any holder of any of the Obligations as such be deemed to be a partner of the Partnership by virtue of the provisions of this Assignment unless expressly agreed to in writing by the Assignee. Without limiting the generality of the foregoing, the Assignee shall have no partnership fiduciary duty to the Assignor, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Assignee is admitted to the Partnership as a substitute partner after exercising enforcement rights under
(S)9-504 or (S)9-505 of the Uniform Commercial Code of the Commonwealth of Massachusetts, or otherwise.

                             5.  EVENTS OF DEFAULT.
                                 -----------------

     Any one or more of the following events shall constitute an "Event of Default" hereunder:

          (a) The Assignor shall fail to perform any of its obligations under the Partnership Agreement;

          (b) The occurrence of any "Event of Default" or other like occurrence under the Credit Agreement, the other Revolver Loan Documents or any other agreement between the Assignor and the Assignee or under any other instrument executed by the Assignor in favor of the Assignee.

                                 6.  REMEDIES.
                                     --------

     6.1.  Remedies. During the continuance of an Event of Default, the
           --------
Assignee shall have, in addition to the rights, powers and authorizations to collect the sums assigned hereunder, all rights and remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Massachusetts and under other applicable law with respect to the Assigned Interests and any other Collateral hereunder, including, without limitation, the following rights and remedies:

          (a) if the Assignee so elects and gives written notice of such election to the Assignor, the Assignee may, in its sole discretion, (i) exercise any management or voting rights relating to the Assigned Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including for the amendment or modification of the Partnership Agreement or other governing documents or the liquidation of the assets of the Partnership, (ii) give all consents, waivers, approvals, and ratifications in respect of such Assigned Interests, and (iii) otherwise act with respect thereto as though it were the outright owner thereof (the Assignor hereby irrevocably constituting and appointing the Assignee the proxy and attorney-in-fact of the Assignor, with full power and authority of substitution, to do so);

          (b) the Assignee may, in its sole discretion, demand, sue for, collect, compromise, or settle any rights or claims in respect of any Collateral, as attorney-in-fact pursuant to (S)4.1 or otherwise;

          (c) (i) the Assignee may, in its sole discretion, sell, resell, assign, deliver, or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms, in such manner, at such place or places, at such time or times, and to such persons or entities as the Assignee thinks expedient, all without demand for performance by the Assignor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by applicable law; and (ii) at the time of any such sale or other disposition, the Assignee or its nominee or any purchaser of the Collateral at a foreclosure sale may, in its sole discretion, cause the Partnership to make an election under (S)754 of the Internal Revenue Code as to the basis of any Assigned Interest being sold or otherwise disposed of.

          (d) the Assignee may, in its sole discretion, cause all or any part of the Assigned Interests held by it to be transferred into its name or the name of its nominee or nominees; and

          (e) the Assignee may, in its sole discretion, set off against the Obligations or place an administrative hold or freeze on any and all sums deposited with it or held by it, including any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Assignee, with any withdrawal penalty relating to Time Deposits being an expense of collection.

     6.2.  Remedies Not Exclusive. No single or partial exercise by the
           ----------------------
Assignee of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Each right, power and remedy herein specifically granted to the Assignee or otherwise available to it shall be cumulative, and shall be in addition to every other right, power, and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise. Each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time and as often and in such order as may be deemed expedient by the Assignee in its sole discretion.

     6.3.  Public Sale. In the event of any disposition of the Collateral as
           -----------
provided in (S)6.1(c), the Assignee shall give to the Assignor at least ten (10) Business Days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. The Assignor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. The Assignee may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by law, regulation, judicial order or decree or otherwise (all of which are hereby expressly waived by the Assignor, to the fullest extent permitted by law). The Assignee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely-distributed standard price quotations, the Assignee may buy at private sale and may make payments thereof by any means. The Assignee may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, to reasonable attorneys' fees, travel, and all other expenses which may be incurred by the Assignee in attempting to collect the Obligations or to enforce this Assignment or in the prosecution or defense of any case or proceeding related to this Assignment, and then to the Obligations in accordance with the requirements of the Credit

Agreement with any surplus being applied as set forth in (S)13.4 of the Credit Agreement. To the extent that any of the Obligations are to be paid or performed by a person or entity other than the Assignor, to the extent permitted by applicable law, the Assignor waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

     6.4.  Private Sale. The Assignor recognizes that the Assignee may be
           ------------
unable to effect a public sale of the Collateral by reason of the lack of a ready market for the Collateral, of the limited number of potential buyers of the Collateral or of certain prohibitions contained in the Securities Act of 1933, state securities laws, federal banking laws, and other applicable laws, and that the Assignee may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Assignor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Assignee shall be under no obligation hereunder or otherwise (except as provided by applicable law) to delay a sale of any of the Collateral for the period of time necessary to permit the registration of such securities for public sale under the Securities Act of 1933 and applicable state securities laws. Any such sale of all or a portion of the Collateral may be for cash or on credit or for future delivery and may be conducted at a private sale where the Assignee or any other person or entity may be the purchaser of all or part of the Assigned Interests so sold. The Assignor agrees that to the extent notice of sale shall be required by law, at least ten (10) Business Days prior notice to the Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Subject to the foregoing, the Assignee agrees that any sale of the Assigned Interests shall be made in a commercially reasonable manner. The Assignee shall incur no liability as a result of the sale of any of the Collateral, or any part thereof, at any private sale which complies with the requirements of this (S)6.4. The Assignor hereby waives, to the extent permitted by applicable law, any claims against the Assignee arising by reason of the fact that the price at which any of the Collateral, or any part thereof, may have been sold at such private sale was less than the price that might have been obtained at a public sale, even if the Assignee accepts the first offer deemed by the Assignee in good faith deemed to be commercially reasonable under the circumstances and does not offer any of the Collateral to more than one offeree.

     6.5.  Title. The Assignor further acknowledges its obligation for payment
           -----
of any deficiency remaining beyond the amount of the sale price of the Assigned Interests, or any of them, less any payment or expenses incurred by the Assignee in connection with such sale, and the Assignor will promptly pay the amount of any such deficiency to the Assignee. Nothing contained in this Assignment shall be construed to require the Assignee to take any action with respect to the Assigned Interests, whether by way of foreclosure or otherwise and except as required by the Partnership Agreement, in order to permit the Assignee to become a substitute limited partner of the Partnership under the Partnership Agreement.

                   7.  ASSIGNMENT NOT AFFECTED BY OTHER ACTS.
                       -------------------------------------

     The Assignor acknowledges and agrees that the security interests and collateral assignments herein provided for shall remain in full force and effect and shall not be impaired by any acceptance by the Assignee of any other collateral security for or guaranty of any of the Obligations, or by any failure or neglect or omission on the part of the Assignee to realize upon, collect or protect any Obligations or any Collateral. The security interests and collateral assignments herein provided for shall not in any manner be affected or impaired by any renewal, extension, modification, amendment, waiver, or restatement of any of the Obligations or of any collateral security therefor, or of any guaranty thereof. In order to sell, dispose or otherwise realize upon the security interests and assignments herein granted and provided for, and exercise the rights granted the Assignee hereunder and under applicable law, there shall be no obligation on the part of the Assignee at any time to first resort for payment to any guarantors of the Obligations or any part thereof or to resort to any other collateral security, property, liens or other rights or remedies whatsoever, and the Assignee shall have the right to enforce the security interests and collateral assignments herein provided for irrespective of whether or not other proceedings are pending for realization upon or from any of the foregoing.

                          8.  REGISTRATION AND FILING.
                              -----------------------

     The Assignor (i) has caused the Partnership to duly register the security interests granted hereby on the books of the Partnership as required by (S)(S)8-108, 8-313 and 8-321 of the Uniform Commercial Code of the Commonwealth of Massachusetts, and has furnished the Assignee with evidence thereof (including, without limitation, appropriate initial transaction statements), in form and substance satisfactory to the Assignee, (ii) has duly executed and caused any financing statements with respect to the Assigned Interests to be filed in such a manner and in such places as may be required by law in order to fully protect the rights of the Assignee hereunder, and (iii) will cause any financing statements with respect to the Assigned Interests at all times to be kept recorded and filed at its own expense in such a manner and in such places as may be required by law in order to fully perfect the interests and protect the rights of the Assignee hereunder.

                               9.  MISCELLANEOUS.
                                   -------------

     9.1.  Additional Instruments and Assurances. The Assignor hereby agrees,
           -------------------------------------
at its own expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Assignee may reasonably request to effect the purposes of this Assignment and to secure to the Assignee the benefits of all rights and remedies conferred upon the Assignee by the terms of this Assignment.

     9.2.  Release. If and only if all of the Obligations shall have been
           -------
indefeasibly paid, performed, and discharged in full in cash, any commitments to lend under the Credit Agreement shall have been canceled, the Assignee shall, upon demand and at the sole expense of the Assignor, release this Assignment and the lien hereof by proper instrument or instruments, at the request and expense of the Assignor.

     9.3.  Assignee's Exoneration. Under no circumstances shall the Assignee
           ----------------------
be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceeding arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Collateral and (ii) if an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner in exercising its rights and remedies with respect to the Collateral. Subject to the foregoing, the Assignee shall not be required to take any action of any kind to collect, preserve or protect its or the Assignor's rights in the Collateral.

     9.4.  No Waiver, etc. Any term of this Assignment may be amended or
           ---------------
modified with, but only with, the written consent of the Assignor and the Assignee. Any term of this Assignment may be waived by a writing executed by the party to be charged with such waiver. No act, failure, or delay by the Assignee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Assignee of any default, right, or remedy that it may have shall operate as a waiver of any other default, right, or remedy or of the same default, right, or remedy on a future occasion.

     9.5.  Waiver By Assignor. The Assignor hereby waives presentment, notice
           ------------------
of dishonor, and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement or for notices required in connection with judicial proceedings).

     9.6.  Notice, etc. All notices, requests, and other communications
           ------------
hereunder shall be made and effective in the manner and at the address set forth in (S)20 of the Credit Agreement or at such other address as may be set forth or in a notice from the notifying party to the other parties hereto.

     9.7.  Overdue Amounts. Until paid, all amounts due and payable by the
           ---------------
Assignor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     9.8.  Governing Law; Consent to Jurisdiction. THIS ASSIGNMENT IS INTENDED
           --------------------------------------
TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.  The
Assignor agrees that any proceeding for the enforcement of this Assignment may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such proceeding being made upon the Assignor by mail at the address specified in (S)9.6. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such proceeding or any such court or that such proceeding is brought in an inconvenient court.

     9.9.  Waiver of Jury Trial.  THE ASSIGNOR HEREBY WAIVES ITS RIGHT TO A JURY
           --------------------
TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

     9.10.  Limitation of Liability. Except as prohibited by applicable law,
            -----------------------
each of the Assignor and assignee waives any right which it may have to claim or recover in any proceeding referred to in the preceding sentence any special, exemplary, or punitive damages or any damages other than, or in addition to, actual or consequential damages. The Assignor (i) certifies that neither the Assignee nor any representative, agent, or attorney of the Assignee has represented, expressly or otherwise, that the Assignee would not, in the event of any proceeding, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement, and the other Revolver Loan Documents to which the Assignee is a party, the Assignee is relying upon, among other things, the waivers and certifications contained in this (S)9.10.

     9.11.  Severability and Enforceability. All provisions hereof are
            -------------------------------
severable and the invalidity or unenforceability of any of such provisions shall in no manner affect or impair the validity and enforceability of the remaining provisions hereof.

     9.12.  Successors and Assigns. This Assignment shall be binding upon the
            ----------------------
Assignor and upon the legal representatives, successors and assigns of the Assignor and shall inure to the benefit of the Assignee and its successors and assigns.

     9.13.  Counterparts. This Assignment may be executed in any number of
            ------------
counterparts, each constituting an original, but all together one and the same instrument.

     9.14.  Entire Agreement. This Assignment and the Revolver Loan Documents
            ----------------
and any other document executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Assignment nor any terms hereof may be changed, waived or terminated except by a writing signed by each party hereto.

     9.15.  Transitional Arrangements. This Assignment shall amend and restate
            -------------------------
in its entirety the Existing Partnership Assignment Agreement on the Closing Date. On the Closing Date, the rights and obligations of the respective parties under the Existing Partnership Assignment Agreement shall be subsumed within and governed by this Assignment, provided that, the provisions of the Existing
                             -------- ----
Partnership Assignment Agreement shall remain in full force and effect prior to the Closing Date.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment as of the date first above written, as an instrument under seal.

                                                  NATIONAL RESTAURANT
                                                  ENTERPRISES, INC.


                                                  By: /s/ A. Ricahrd Caputo, Jr
                                                      -------------------------
                                                      Title: Vice President


                                                  FLEET NATIONAL BANK, as
                                                  Agent


                                                  By: /s/ James J. O'Brian
                                                      -------------------------
                                                      Title: Authorized Officer



     The undersigned, general partner of the Partnership, consents to the assignment of the limited partnership interest set forth in this Assignment.



                                                    NATIONAL RESTAURANT
                                                    ENTERPRISES, INC.



                                                  By: /s/ A. Richard Caputo, Jr.
                                                      --------------------------
                                                      Title: Vice President